UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2005

                            THE MIDDLEBY CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

        Delaware                       1-9973                 36-3352497
-----------------------------  ----------------------     ------------------
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
     of Incorporation)                                    Identification No.)

                  1400 Toastmaster Drive, Elgin, Illinois        60120
               -------------------------------------------      -------
               (Address of Principal Executive Offices)        (Zip Code)

                                 (847) 741-3300
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

On May 2, 2005, The Middleby Corporation issued a press release announcing its financial results for the quarter ended April 2, 2005. A copy of that press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.        Description
------------       -----------
Exhibit 99.1       Press Release issued by The Middleby
                   Corporation dated May 2, 2005
                   (furnished pursuant to Item 2.02)

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE MIDDLEBY CORPORATION
                                      ----------------------------
                                              (Registrant)
Date:  May 2, 2005

                                      By:  /s/ Timothy J. FitzGerald
                                             ----------------------------
                                             Timothy J. FitzGerald
                                             Vice President,
                                             Chief Financial Officer





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                                  Exhibit Index


Exhibit No.      Description
------------     -----------
Exhibit 99.1     Press Release issued by The Middleby
                 Corporation dated May 2, 2005
                 (furnished pursuant to Item 2.02)